Exhibit 99.3

Use Roboto here Faraday Future Intelligent Electric Inc. Second Quarter 2023 Earnings Release August 21, 2023

Legal Disclaimers Forward Looking Statements This presentation contains “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements, which include statements regarding the Company’s ability to meet its future production and delivery plan, and the success of the Developer Co - Creator program, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and satisfactory safety testing); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K/A filed with the SEC on August 21, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and the Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Faraday and other companies, which are the property of their respective owners. 2 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Table of Contents 01. Company Overview © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 3 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery

01. Company Overview © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 4 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery

Faraday Future

TechLuxury Brand Global Positioning

Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car civilization



~$3.0 billion

Capital invested to date to create industry leading EV platform, I.A.I.[1] technology, product development and manufacturing capabilities

~660

Filed or issued utility and design patents for both EV and I.A.I. technology competitiveness

20,000

Future expected annual production capacity at FF's self-operated manufacturing facility in Hanford, California

Dual Home

Deep cultural roots in both US and China provide competitive advantage across two of the largest EV markets

Direct Sales

Online with anticipated targeted in-person experience centers and FF partner stores across target markets such as US, China, Europe, and the Middle East

August '23

Began Phase Two of the Company's Three-Phase Delivery Plan [2] for the Company's flagship – the FF 91 2.0 Futurist Alliance

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 5

(1) Internet, Autonomous Driving and Intelligence
(2) Please refer to page 20 for details

All - Ability All - Hyper The Ultimate AI TechLuxury Product & Technology Revolution New Four Trends All - AI Co - Creation © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6

FF aiHyper 6x4 Architecture 2.0

All-AI All-Hyper All-Ability Co-Creation

4 Tech Systems

1 Magic All-In-One	2 Hyper Multi-Vectoring	3 3rd aiSpace	4 FF aiDriving
All-Terrain AI Body Control Technology	Integrated multi-axis torque technology system for AI propulsion, steering and braking	AI Space & Internet Technology System	aiDriving Technology System
System All AI / Vertical Integration	System All AI / Vertical Integration	System All AI / Vertical Integration	System All AI / Vertical Integration

Horizontal Penetration

FF OpenApp	AIUI for Application	Development Kit	Data & Security Management	Developer Portal	Application Market		
FF aiOS 2	User Interface	FF Framework	Multi-User Management	Cyber Security	Resources Management	Hardware Abstraction Layer	Kernel
FF aiHW 2.0	Computing	V-Network	Communication	Sensing	Displays & Sound	Lighting	
FF Mechanical	Material	Structural	Movable	High-Voltage	Electric Driving	Energy Exchanging	Safety	Ergonomics
FF Cloud	Computing	Storage	Network	Big Data	Web3	AI Training	
FF AI	CNN	RNN	GNN	GAN	Transformer	GPT	Reinforcement Learning

Developers Open Co-creation

CV NLP....

Platform ALL AI

AI Engine

EXECUTION — DECISION-MAKING — PERCEPTION

6 Tech Platforms

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL

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FF aiHyper 6 x4 Architecture 2 . 0 The Next - generation AI Powered Technology Architecture Product & Technology Revolution New Four Trends 8 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

General AI Personalized AI 1 - on - 1 Bespoke Private AI All - AI + + 9 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Magic All - In - One All - terrain AI Body Control Technology System Hypercar Performance Sedan Comfort SUV High ground clearance, visibility and space 10 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

EPA Certified Ran g e ヲ 38 1 mi Battery Pack Energy: 142 kWh The highest in its class Est. CLTC Range ヲ The longest in its class 800 + km 11 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Tri - Motor 1050hp The highest power output in its class Hyper Multi - Vectoring 12 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Redefining Ul ti mate AI Tec h Lu xu ry Safety Stan dards Moat Pack St ruct ure Moat Body St ruct ure 13 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Hyper Multi - Vectoring Multi - axis torque system for propulsion, steering and braking empowered by AI Hypercar Acceleration Class - leading Range Moat Pack Structure Steering by Propulsion 14 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF aiDriving

aiDriving Technology System



World Class Sensor Suite

The first automotive OEM in America equipping production vehicles with a high-resolution, ultra-long-range Lidar.


NVIDIA

Powerful Compute Platform

One of the most powerful production-ready SoCs from NVIDIA
Full Vehicle Platform Integration
Long term collaboration with NVIDIA

Features Available Now

- Forward Collision Warning
- Auto High Beam
- Automatic Emergency Braking
- Adaptive Cruise Control
- Lane Centering Control
- Traffic Jam Assist
- Traffic Sign Recognition

Available over OTA

- Smart parking
- Smart summoning
- Navigation-based AutoDrive

© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 15

FF Generative AI First Ever Generative AI Capability In Vehicle 16 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF is a User - centric Enterprise, and the Developer Co - Creation Officers Create Value While Sharing Benefits by Engaging in FF's Cutting - edge Technologies Co - Creation FF Co - creation is an open platform where users collaborate with the Company. It is based on the open economy and the user - centric philosophy, and it strives to jointly accelerate product power upgrading and technological transformation by thoroughly involving users in the whole FF business process. The Developer Co - creation program includes: Futurist Product Officer (FPO) FPO (Futurist Product Officer) : FPO is invited to deeply engaging in the entire process that features product definition, design, development and testing via an open platform where FF interacts with its user product experts. FPO helps identify user experience bugs in apps, offers improvement recommendations, provides valuable insights for better product experience, and contributes to the product power upgrade with quick reactions to market needs. This in - depth product definition process is aimed to jointly create products that best embody Ultimate AI Techluxury. Futurist Technology Officer (FTO) FTO participates in the development of in - vehicle software, AI algorithms, applications and services through FF’s SDK, open technology platform and application release platform. FTO can also work with FF engineers through the open - source community to provide valuable R&D support to FF and jointly drive technology transformations in the automotive industry. Futurist Marketing Officer (FMO) Serves as a platform that connects the FF brand with its users. By partnering with FF, these developer co - creators not only boost FF’s brand reputation and product awareness but also contribute to spreading the mission and values of the Futurist community. Each Co - Creator will be rewarded based on their respective contributions. Futurist Spire Club (FSC) Mainly composed of celebrities, entrepreneurs, industry celebrities, and racers with a focus on building word of mouth and niche marketing for FF products among spire users. Futurist Service Officer (FSO) FSO consists of two categories, those who serve and are in the inner circle of the elites (the spire group), and those who are after - sales service experts within the industry . They contribute to provide the ultimate pre - sale sand after - sales service quality by offering FF their personal platforms and connections. Futurist Operation Officer (FOO) Co - creators who can help provide valuable advice and feedback on FF's operations. 17 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 18 01. Company Overview 02. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 19 On April 14, 2023, Faraday Future’s First Production FF 91 Vehicle Came off the Line at its FF ieFactory California

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 20 Faraday Future is at a Critical Inflection Point – Officially Delivered the Very First FF 91 2.0 Futurist Alliance to its First Spire User and Kicked Off its August Developer Co - creation Festival (1) Phase Three of the Three - Phase Delivery plan is contingent on securing the necessary financing and receiving parts on our required timeframes. Full Co - Creation Delivery — In this third phase, the Company will deliver FF 91 Futurist vehicles to all spire users are expected to pay in full for the FF 91 Futurist vehicles (1) Industry Expert Futurist Product Officer (FPO) Co - Creation Delivery — In this first phase, the Industry Expert FPO(s) will get the first look and opportunity to pay in full and reserve and experience these FF 91 Futurist vehicles — The Industry Expert FPO(s) will take possession of the reserved FF 91 Futurist vehicle at the beginning of the second phase — Phase One began at the end of May — The FPOs are also entering into consulting, branding and other arrangements with FF Futurist Product Officer (FPO) Co - Creation Delivery — In this second phase, FPO(s) are expected to pay in full for the FF 91 Futurist vehicles and will take possession of the FF 91 Futurist vehicles — The first FF 91 2.0 Futurist Alliance was delivered to the spire user in the second week of August, an event marking Faraday Future’s entry into revenue generation stage — The Company announced UP2U (User Planning to User) business model projects to enhance Co - creation

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21 1. Company Overview 2. Business Update 03. The FF 91 2.0 Futurist 4. Financials 5. Imagery

22 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF 91 Futurist — Extreme Technology, Ultimate Intelligent User Experience and a Complete Ecosystem 23 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Significant Upgrades of Key Components — FF 91 Futurist is a Competitive TechLuxury Offering 24 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL .

FF 91 Futurist Experience[1]

Immersive



- NASA inspired zero gravity rear passenger seats with industry leading 60 degree recline and leg room
- FF AI supports complex voice commands for comfort, productivity, entertainment and navigation
- Advanced safety, autonomous driving[2] and parking
- Spa mode function for passenger wellness

Intuitive



- User experience is carried from seat-to-seat and vehicle-to-vehicle via the user's unique FFID[3]
- Facial recognition in each seat position configures product preferences and settings for each passenger

Connected


Welcome

- Seamless mobile 5G connectivity for vehicle controls, productivity & entertainment
- Intuitive on-screen gesture control for distraction free driving
- Driver, passenger, rear passenger displays provide a truly unique and immersive digital experience for every individual

© 2023 FARADAY FUTURE

All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Form S-1 filed with the SEC on May 05, 2023

(1) Some of the functionality is not available at launch and will be provided at a later date
(2) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving
(3) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving

PROPRIETARY AND CONFIDENTIAL
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© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 26 1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 04. Financials 05. Imagery

Unaudited Condensed Consolidated Statement of Operations

(in thousands, except share and per share data)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Revenues				
Auto sales	$ –	$ –	$ –	$ –
Cost of revenues				
Auto sales	6,613	–	6,613	–
Gross loss	(6,613)	–	(6,613)	–
Operating expenses				
Research and development	25,269	96,608	83,077	211,543
Sales and marketing	7,699	6,198	12,764	12,384
General and administrative	17,062	33,253	43,575	61,133
Loss on disposal of property and equipment	–	1,407	3,698	1,407
Change in fair value of earnout liability	(664)	–	2,100	–
Total operating expenses	**49,366**	**137,466**	**145,214**	**286,467**
Loss from operations	**(55,979)**	**(137,466)**	**(151,827)**	**(286,467)**
Change in fair value of notes payable and warrant liabilities	24,324	5,158	72,459	6,344
Change in fair value of related party notes payable and related party warrant liabilities	384	–	384	–
Loss on settlement of notes payable	(85,392)	–	(183,528)	–
Loss on settlement of related party notes payable	(6,492)	–	(6,492)	–
Interest expense	(209)	(1,128)	(501)	(4,874)
Related party interest expense	(70)	(1,313)	(70)	(1,935)
Other (expense) income, net	(1,466)	(6,936)	(298)	(7,851)
Loss before income taxes	**(124,900)**	**(141,685)**	**(269,873)**	**(294,783)**
Income tax provision	(28)	(9)	(28)	(9)
Net loss	**$ (124,928)**	**$ (141,694)**	**$ (269,901)**	**$ (294,792)**
Net loss per share of Class A and B Common Stock attributable to common stockholders:				
Basic	$ (0.10)	$ (0.44)	$ (0.28)	$ (0.91)
Diluted	(0.10)	(0.44)	(0.28)	(0.91)
Weighted average shares used in computing net loss per share of Class A and B Common Stock:				
Basic	1,196,878,783	322,717,920	963,766,803	322,466,055
Diluted	1,196,878,783	322,717,920	963,766,803	322,466,055
Total comprehensive loss				
Net loss	**$ (124,928)**	**$ (141,694)**	**$ (269,901)**	**$ (294,792)**
Foreign currency translation adjustment	6,122	4,248	5,567	3,684
Total comprehensive loss	**$ (118,806)**	**$ (137,446)**	**$ (264,334)**	**$ (291,108)**

© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL
27

Unaudited Condensed Consolidated Balance Sheet 28 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL June 30, 2023 December 31, 2022 (in thousands, except share and per share data) Assets Current assets Cash $ 17,893 $ 16,968 Restricted cash 1,503 1,546 Inventory 10,301 4,457 Deposits 61,317 44,066 Other current assets 14,583 17,489 Total current assets 105,597 84,526 Property and equipment, net 425,294 406,320 Finance lease right - of - use assets 12,181 12,362 Operating lease right - of - use assets 18,091 19,588 Other non - current assets 6,325 6,492 Total assets $ 567,488 $ 529,288 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 92,757 $ 91,603 Accrued expenses and other current liabilities 55,835 65,709 Warrant liabilities 19,577 92,781 Related warrant liabilities 1,526 — Accrued interest 25 189 Related party accrued interest 70 — Operating lease liabilities, current portion 2,730 2,538 Finance lease liabilities, current portion 1,416 1,364 Related party notes payable, current portion 8,778 8,964 Notes payable, current portion 4,905 5,097 Total current liabilities 187,619 268,245 Finance lease liabilities, less current portion 5,844 6,570 Operating lease liabilities, less current portion 16,622 18,044 Other liabilities 10,051 9,429 Related party notes payable, less current portion 7,777 - Notes payable, less current portion 61,875 26,008 Total liabilities 289,788 328,296 Commitments and contingencies Stockholders’ equity Class A Common Stock, $0.0001 par value 142 56 Class B Common Stock, $0.0001 par value 6 6 Additional paid - in capital 4,065,136 3,724,180 Accumulated other comprehensive income 9,072 3,505 Accumulated deficit (3,796,656) (3,526,755) Total stockholders’ equity 277,700 200,992 Total liabilities and stockholders’ equity $ 567,488 $ 529,288

Unaudited Condensed Consolidated Statement of Cash Flows (1 of 2) 29 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL (in thousands) Six Mont Ju n hs Ended e 30, 2023 2022 Cash flows from operating activities Net loss $ (269,901) $ (294,792) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization expense 14,534 9,846 Stock - based compensation 9,272 6,474 Loss on disposal of property and equipment 3,698 1,407 Non - cash change in fair value of related party notes payable and related party warrant liabilities (384) — Non - cash change in fair value of notes payable and warrant liabilities (72,930) (6,344) Change in fair value of earnout liability 2,100 — Change in operating lease right - of - use assets 1,419 — Loss on foreign exchange 164 2,484 Loss (gain) on forgiveness of accounts payable and deposits, net 135 2,190 Non - cash interest expense 4,609 Loss on settlement of notes payable 183,528 — Loss on settlement of related party notes payable 6,492 — Other 669 216 Changes in operating assets and liabilities: Deposits (17,767) 11,104 Inventory (5,844) (950) Other current and non - current assets 2,977 2,998 Accounts payable 9,905 24,403 Accrued expenses and other current liabilities (27,551) 12,785 Operating lease liabilities (1,097) (1,678) Accrued interest expense (127) (9,856) Net cash used in operating activities (160,708) (235,104) Cash flows from investing activities Payments for property and equipment (25,852) (90,234) Net cash used in investing activities (25,852) (90,234) Cash flows from financing activities Proceeds from notes payable, net of original issuance discount 160,800 — Proceeds from related party notes payable, net of original issuance discount 19,782 — Proceeds from exercise of warrants 4,074 — Payments of notes payable (87,258) Settlement of notes payable transaction costs (1,834) — Settlement of related party notes payable transaction costs (355) — Payments of finance lease obligations (673) (936) Proceeds from exercise of stock options 44 2,354 Net cash (used in) provided by financing activities 181,838 (85,840) Effect of exchange rate changes on cash and restricted cash 5,604 2,235 Net (decrease) increase in cash and restricted cash 882 (408,943) Cash and restricted cash, beginning of period 18,514 530,477 Cash and restricted cash, end of period $ 19,396 $ 121,534

Unaudited Condensed Consolidated Statement of Cash Flows (2 of 2) 30 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL (in thousands) June 30, 2023 Dec 31, 2022 Cash $ 17,893 $ 16,968 Restricted cash 1,503 1,546 Total cash and restricted cash, end of period $ 19,396 $ 18,514 Six months ended June 30, 2023 2022 Supplemental disclosure of cash flow information Cash paid for interest $ 465 $ 12,937 Supplemental disclosure of noncash investing and financing activities Additions of property and equipment included in accounts payable and accrued expenses $ 20,047 $ 7,331 Reclassification of Feb. 28, 2023 stock - based awards liability to equity due to authorized share increase 8,978 Reclassification of Feb. 28, 2023 earnout shares liability to equity due to authorized share increase 5,014 Conversion of related party notes payable and accrued interest into Class A Common Stock 9,739 Conversion of notes payable and accrued interest into Class A Common Stock 96,719 — Issuance of Secured SPA Warrants pursuant to the Exchange Agreement 30,348 — Issuance of Secured SPA Notes pursuant to the Exchange Agreement 16,500 — Reduction in outstanding warrants pursuant to the Exchange Agreement (16,506) — Reclassification of earnout shares from equity to liability on April 21, 2023 due to insufficient authorized shares 2,112 — Reclassification of stock - based awards from equity to liability on April 21, 2023 due to insufficient authorized shares 2,979 — Change in classification of warrants from Additional paid - in capital to liability pursuant to the Warrant Exchange 6,811 — Recognition of operating right of use assets and lease liabilities upon adoption of ASC 842 and for new leases entered into in 2022 — 9,991

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 31 Additional Financing Commitments Would Support the Company to Continue Production Ramp - up and Support the Development of its Sales & Service System for its Flagship FF 91 Vehicle Capital Markets — On May 08, 2023, FF announced $100.0 million of financing commitments through unsecured convertible notes (of which the Company has received $25.2 million) (1) — FF Global Partners ("FFGP"), a consortium of 20 present and past senior executives, pledged $80.0 million out of this committed amount through an independent investment fund — FFGP advanced $22.0 million of gross financing ahead of schedule, forgoing certain closing prerequisites — On June 27, 2023, FF announced $105.0 million of financing which includes an acceleration of existing commitment of $15.0 million and additional funding commitment of $90.0 million (1) — Additional flexibility with equity line of credit (ELOC) of up to $350.0 million (1) , $171.3 million financing commitments in the secured and unsecured convertible notes (1) and optional convertible notes (2) in an aggregate amount of ~$388.0 million (2) (1) Financing under Secured Convertible Notes, Unsecured Convertible Notes and Equity Line of Credit are subject to certain closing conditions and as applicable, limitations of enforceability. Such closing conditions, as applicable, include, among others, an effective registration statement with respect to the underlying shares, sufficient authorized, unissued and uncommitted Class A shares of common stock, and the Company meeting certain delivery milestones. (2) Investors in the Secured and Unsecured Convertible notes have the option of a “green shoe” of up to 100% of the initial principal amount of the committed financing. As of August 21, 2023, the Company has commitments of $26.5 million in the Secured SPA and commitments of $144.8 million in the Unsecured SPA. Additionally, the investors have the option to invest $121.5 million in the Secured SPA and $266.5 million in the Unsecured SPA. Also assumes investors fund as per the funding schedule.

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 32 1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 05. Imagery

33 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

34 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

35 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

36 Alternate outro image Thank you Reserve yours today — https://www.ff.com/us/preorder/